Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Netventory Solutions, Inc. (the "Company") on Form 10-Q for the quarter ended October 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald
C. Dela Cruz, Chief Executive Officer an Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 20, 2010


/s/ Ronald C. Dela Cruz
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Ronald C. Dela Cruz
Chief Executive Officer and
Chief Financial Officer